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                                                                    Exhibit 10.5

                       AGREEMENT TO EXCHANGE INDEBTEDNESS
                              FOR PERSONAL PROPERTY

This AGREEMENT TO EXCHANGE INDEBTEDNESS FOR PERSONAL PROPERTY (the "AGREEMENT") is entered into as of November 11, 2004, by and among DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company ("DAVEL FINANCING CO."), PHONETEL TECHNOLOGIES, INC., an Ohio corporation ("PHONETEL") and CHEROKEE COMMUNICATIONS, INC., a Texas corporation ("CHEROKEE," and collectively with the Company, Davel Financing Co., PhoneTel and their subsidiaries that are parties to the Credit Agreement identified below, the "CREDIT PARTIES"), each of the lenders under the Amended, Restated and Consolidated Credit Agreement as listed on Exhibit A hereto (collectively, the "LENDERS"), and Wells Fargo Foothill, Inc., a California corporation, as agent for the Lenders ("AGENT").

                                    RECITALS

A. The parties hereto have previously entered into (i) that certain Amended, Restated and Consolidated Credit Agreement dated as of July 24, 2002 by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc., the domestic subsidiaries of each of the foregoing and Foothill Capital Corporation, as Agent, and the lenders set forth therein, as amended by the First Amendment and Waiver to Amended, Restated, and Consolidated Credit Agreement dated as of March 31, 2003, the Second Amendment and Waiver to Amended, Restated and Consolidated Credit Agreement dated as of February 24, 2004, and the Third Amendment and Waiver to Amended, Restated and Consolidated Credit Agreement dated as of August 11, 2004 (collectively, the "CREDIT AGREEMENT"), (ii) that certain Amended, Restated, and Consolidated Security Agreement dated as of July 24, 2002 by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc., the domestic subsidiaries of each of the foregoing and Foothill Capital Corporation, as Agent, and the lenders set forth therein (the "SECURITY AGREEMENT") and (iii) all of the other documents, instruments and agreements between the Company and the Selling Stockholders or made by the Company for the benefit of the Selling Stockholders to evidence or secure the obligations of the Company under the Credit Agreement (collectively and with the Credit Agreement and Security Agreement, the "LOAN DOCUMENTS"). Capitalized terms used but not defined in this Agreement have the meanings given them in the Credit Agreement.

B. The loans made by the Lenders to the Credit Parties pursuant to the Credit Agreement include Term Loan A, which has an outstanding principal balance as of the date hereof in the amount of $61,262,550.76 and Term Loan B, which has an outstanding principal balance as of the date hereof in the amount of $59,319,870.37. The obligations of the Credit Parties in respect of the foregoing loans and otherwise under the Loan Documents is referred to collectively as the "COMPANY DEBT."




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C.       The Credit Parties have requested that the Lenders forgive, and the
         Lenders have agreed to forgive, $18,000,000 of the outstanding principal balance of the Company Debt in exchange for the absolute assignment of certain payments claimed by the Credit Parties in the same amount.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein, the Credit Parties, the Lenders and the Agent hereby agree as follows:

1.       ASSIGNMENT OF REGULATORY RECEIPTS; EXCHANGE OF INDEBTEDNESS.
         -----------------------------------------------------------

         1.1 By its execution of this Agreement and in exchange for the forgiveness of indebtedness in the aggregate amount of $18,000,000, the Credit Parties hereby irrevocably sell, transfer and assign to the Lenders Regulatory Receipts to be collected by the Company in the aggregate amount of $18,000,000 (the "ASSIGNED REGULATORY RECEIPTS"). The parties intend that the foregoing transfer of the Assigned Regulatory Receipts is, and this Agreement shall be construed to effect, a sale of such Assigned Regulatory Receipts and not merely an assignment for security. For purposes of this Agreement, the term "REGULATORY RECEIPTS" means any and all payments (net of reasonable costs of recovery, including, without limitation, reasonable attorneys' fees) received by the Company or any of the other Credit Parties from any judgment or settlement with respect to, or otherwise in connection with, those regulatory actions commonly referred to as the Dial-Around Compensation Recovery Proceedings, the New Service Test Proceedings and the End User Common Line Charge Proceedings. The parties acknowledge and agree that "Regulatory Receipts" do not include the underlying regulatory claims or actions that may give rise to the right of the Company or any other Credit Party to receive payment of Regulatory Receipts (collectively, the "REGULATORY ACTIONS"). All Regulatory Actions remain the property of the Credit Parties.

         1.2 By its execution of this Agreement, the Lenders hereby purchase and take assignment of the Assigned Regulatory Receipts from the Credit Parties in an aggregate amount of $18,000,000, and forgive Company Debt in the aggregate amount of $18,000,000 effective as of the date hereof. Accordingly, the outstanding principal amount of Term Loan B is hereby reduced to $41,319,870.37.

         1.3 The Assigned Regulatory Receipts shall include all Regulatory Receipts actually received by any of the Credit Parties from and after the date of this Agreement until the total amount of Regulatory Receipts remitted to the Lenders hereunder equals $18,000,000. Each of the Lenders acknowledges and agrees that it shall have no rights in or claims to Regulatory Receipts in excess of $18,000,000.

2.       COLLECTION AND PAYMENT.
         ----------------------

         2.1 The Company, for itself and on behalf of any other Credit Party with an interest in any Regulatory Action, shall use all commercially reasonable efforts to pursue the Regulatory Actions with the intended purpose of maximizing the amount of Regulatory Receipts collected.

         2.2 It is the intent of the parties that the Company shall also collect any resulting payments in respect of judgments or settlements of such Regulatory Actions, and to the extent



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such payments constitute Assigned Regulatory Receipts, the Company's collection activities shall be undertaken on behalf of the Lenders. In furtherance of the parties' intent, the Lenders hereby appoint the Company as its fiscal agent to collect and receive the Assigned Regulatory Receipts and to deliver the Assigned Regulatory Receipts to the Lenders. The Company shall proceed diligently using all commercially reasonable efforts to collect the Assigned Regulatory Receipts on behalf of the Lenders until the Assigned Regulatory Receipts are paid to the Lenders in full. In addition, in the event that the Lenders are dissatisfied with the Company's efforts to collect the Assigned Regulatory Receipts and prosecute the Regulatory Actions, a majority-in-interest of the Lenders shall have the right to appoint a representative (the "Representative"), who shall be reasonably acceptable to the Company, to assist the Company in collecting the Assigned Regulatory Receipts and prosecuting the Regulatory Actions, and the Company shall take all commercially reasonable actions to collect the Assigned Regulatory Receipts and prosecute the Regulatory Actions as the Representative shall recommend.

         2.3 Promptly following the payment to the Company (or any of the other Credit Parties) of any Assigned Regulatory Receipts, but in any event within five business days, the Company shall deliver the Assigned Regulatory Receipts to each of the Lenders by wire transfer in accordance with the allocations set forth on Exhibit A to this Agreement. Wire transfers shall be made pursuant to the respective wire transfer instructions for each of the Lenders set forth on Exhibit A to this Agreement. The Company and the other Credit Parties acknowledge and agree that all Assigned Regulatory Receipts collected by the Company shall be held in trust for the Lenders, subject at all times to the Lenders' rights hereunder, until delivered to the Lenders as set forth herein.

         2.4 The Company shall provide to the Lenders a quarterly report as to the status of the Regulatory Actions and the collection of the Assigned Regulatory Receipts, as well as such additional information with respect thereto as may be reasonably requested by the Lenders from time to time.

         2.5 The Credit Parties shall not take any action that would materially adversely affect the Lenders' right to receive payment of the Assigned Regulatory Receipts as set forth herein.

         2.6 The Lenders' right to receive the Assigned Regulatory Receipts and the covenants of the Credit Parties set forth herein in furtherance of such right shall be binding on the successors and assigns of each of the Credit Parties.

3. LIMITATION. Neither the Company nor any other Credit Party guarantees that the aggregate amount of Regulatory Receipts collected by the Company from and after the date hereof will be $18,000,000. None of the Credit Parties shall be liable to the Lenders for any difference between the amount of Regulatory Receipts actually collected and the Assigned Regulatory Receipts, provided that the Company undertakes to collect the Regulatory Receipts in accordance with the standards set forth in Section 2 of this Agreement.

4. TERM. This Agreement and the appointment of the Company as fiscal agent shall continue until the earlier of (a) the aggregate amount of Assigned Regulatory Receipts delivered to the Lender equals $18,000,000; or (b) all Regulatory Actions have been finally resolved or



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settled and there is no reasonable likelihood that additional Regulatory
Receipts will be paid to any of the Credit Parties.

5. CONFIDENTIALITY. Each of the Lenders recognizes that it may receive confidential information concerning the Credit Parties under this Agreement. Accordingly, each Lender agrees (a) to use its respective reasonable best efforts to prevent the unauthorized disclosure of any confidential information concerning the Credit Parties that was or is disclosed during the term of this Agreement and (b) to not make use of or permit to be used any such confidential information other than for the purpose of enforcing the Lenders' rights hereunder. Notwithstanding the preceding sentence, the Lenders may share such confidential information with such of their employees, agents, consultants, advisors and other representatives, as they shall engage to evaluate the Company's collection of the Assigned Regulatory Receipts and prosecution of the Regulatory Actions. The obligations of this section will not apply to information that (i) is or becomes part of the public domain, (ii) is disclosed by the disclosing party to third parties without restrictions on disclosure,
(iii) is received by the receiving party from a third party without breach of a nondisclosure obligation to the other party or (iv) is required to be disclosed by law. Upon the expiration or other termination of this Agreement, all copies of documents containing confidential information shall be returned by the Lenders to the Company; provided that any document that a Lender is required by law to retain in its records may be retained subject to the continuing obligation that it be maintained confidential. The obligations of the Lenders under this Section 5 shall survive as to each disclosure of confidential information for a period of two (2) years following the date of such disclosure.

6. NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing, will be delivered (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same, to the following addresses (or to such other address as a party may have furnished to the other parties in writing pursuant to this Section 6):

         6.1      If to the Company:

                  Davel Communications
                  200 Public Square
                  Suite 700
                  Cleveland, OH  44114
                  Attention:    President

                  With a copy (which will not constitute notice) to:

                  Hahn Loeser & Parks LLP
                  3300 BP Tower
                  200 Public Square
                  Cleveland, Ohio  44114
                  Attention:    F. Ronald O'Keefe, Esq.
                  Facsimile:    216) 241-2824





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         6.2 If to the Lenders, to the names and addresses for each Lender as set forth in Exhibit A to this Agreement or as subsequently provided by such Lender to the other parties in writing.

7.       MISCELLANEOUS.
         -------------

         7.1 Governing Law. The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

         7.2 Assignment; Binding Upon Successors and Assigns. No party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         7.3 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

         7.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument.

         7.5 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party or parties to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

         7.6 No Waiver. The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions. This provision shall survive the closing of the Transactions contemplated by this Agreement.

         7.7 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final non-appealable judgment.

         7.8 Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party. A reference to a Section or an Exhibit will mean a Section in, or Exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for



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reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

         7.9 No Joint Venture. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party will have the power to control the activities and operations of any other and their status is, and at all times, will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

                      [Signature pages begin on next page.]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           THE COMPANY:

                           DAVEL COMMUNICATIONS, INC.

                           By:           /S/ WOODY M. MCGEE
                              -------------------------------------------
                           Name:             Woody M. McGee
                                -----------------------------------------
                           Title:            President
                                 ----------------------------------------



                           [THE OTHER CREDIT PARTIES:]

                           PHONETEL TECHNOLOGIES, INC.,
                           an Ohio corporation

                           By:           /S/ WOODY M. MCGEE
                              -------------------------------------------
                           Name:             Woody M. McGee
                                -----------------------------------------
                           Title:            President
                                 ----------------------------------------



                           CHEROKEE COMMUNICATIONS, INC.,
                           a Texas corporation

                           By:           /S/ WOODY M. MCGEE
                              -------------------------------------------
                           Name:             Woody M. McGee
                                -----------------------------------------
                           Title:            President
                                 ----------------------------------------



                           DAVEL COMMUNICATIONS GROUP, INC.,
                           an Illinois corporation

                           ADTEC COMMUNICATIONS, INC.,
                           a Florida corporation

                           CENTRAL PAYPHONE SERVICES, INC.,
                           a Georgia corporation

                           COMMUNICATIONS CENTRAL, INC.,
                           a Georgia corporation



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                           COMMUNICATIONS CENTRAL OF GEORGIA, INC.,
                           a Georgia corporation

                           DAVEL MEDIA, INC.,
                           a Delaware corporation

                           DAVEL MEXICO, LTD.,
                           an Illinois corporation

                           DAVELTEL, INC.,
                           an Illinois corporation

                           INTERSTATE COMMUNICATIONS, INC.,
                           a Georgia corporation

                           INVISION TELECOM, INC.,
                           a Georgia corporation

                           PEOPLES ACQUISITION CORPORATION,
                           a Pennsylvania corporation

                           PEOPLES COLLECTORS, INC.,
                           a Delaware corporation

                           PEOPLES TELEPHONE COMPANY, INC.,
                           a New York corporation

                           PEOPLES TELEPHONE COMPANY, INC.,
                           a New Hampshire corporation

                           PTC CELLULAR, INC.,
                           a  Delaware corporation

                           PTC SECURITY SYSTEMS, INC.,
                           a Florida corporation



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                           SILVERADO COMMUNICATIONS CORP.,
                           a Colorado corporation

                           TELALEASING ENTERPRISES, INC.,
                           an Illinois corporation

                           T. R. C. A., INC.,
                           an Illinois corporation

                           By:           /S/ WOODY M. MCGEE
                              -------------------------------------------
                           Name:             Woody M. McGee
                                -----------------------------------------
                           Title:            President
                                 ----------------------------------------





                           AGENT:

                           WELLS FARGO FOOTHILL, INC.

                           By:       /S/ AMY LAM
                              -------------------------------------------
                           Name:         Amy Lam
                                -----------------------------------------
                           Title:        Vice President
                                 ----------------------------------------

                           FOOTHILL PARTNERS III, L.P.

                           By:      /S/ DENNIS R. ASCHER
                              -------------------------------------------
                           Name:         Dennis R. Ascher
                                -----------------------------------------
                           Title:        Managing General Partner
                                 ----------------------------------------

                           ABLECO FINANCE LLC

                           By:      /s/ Kevin Genda
                              -------------------------------------------
                           Name:         Kevin Genda
                                -----------------------------------------
                           Title:         S. V. P.
                                 ----------------------------------------


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                           CERBERUS PARTNERS, L.P.

                           By:  Cerberus Associates, LLC, as General Partner

                           By:       /s/ Kevin Genda
                              -------------------------------------------
                           Name:         Kevin Genda
                                -----------------------------------------
                           Title:        Managing Director
                                 ----------------------------------------

                           ARK CLO 2000-1, LIMITED

                           By:      Patriarch Partners, LLC
                                    its Collateral Manager

                           By:       /S/ LYNN TILTON
                              -------------------------------------------
                           Name:         Lynn Tilton
                                -----------------------------------------
                           Title:        Manager
                                 ----------------------------------------

                           PNC BANK, NATIONAL ASSOCIATION

                           By:      /S/ FRANK P. DEVINE
                              -------------------------------------------
                           Name:         Frank P. Devine
                                -----------------------------------------
                           Title:        Vice President
                                 ----------------------------------------

                           U.S. BANK NATIONAL ASSOCIATION

                           By:      /S/ JAMES P. CECIL
                              -------------------------------------------
                           Name:        James P. Cecil
                                -----------------------------------------
                           Title:       Vice President
                                 ----------------------------------------

                           BNP PARIBAS

                           By:    /S/ BROCK T. HARRIS   /S/ FLETCHER DUKE
                              -------------------------------------------
                           Name:      Brock T. Harris       Fletcher Duke
                                -----------------------------------------
                           Title:     Director              Director
                                 ----------------------------------------



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                           MORGAN STANLEY PRIME INCOME
                           TRUST

                           By:       /S/ KEVIN EGAN
                              -------------------------------------------
                           Name:         Kevin Egan
                                -----------------------------------------
                           Title:        Vice President
                                 ----------------------------------------

                           AVENUE SPECIAL SITUATIONS FUND II, LP

                           By:      /S/ SONIA E. GARDNER
                              -------------------------------------------
                           Name:         Sonia E. Gardner
                                -----------------------------------------
                           Title:        Member
                                 ----------------------------------------
                           By:      Avenue Capital Partners II, LLC, General
                                    Partner

                           By: GL Partners II, LLC, Managing Member of the General Partner





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